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                                                                   EXHIBIT 10.50


                            AMENDMENT NUMBER 7 TO THE

                AUTOMATIC VARIABLE ANNUITY REINSURANCE AGREEMENT
                         (REFERRED TO AS THE AGREEMENT)

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ST. PETERSBURG, FLORIDA
                         (REFERRED TO AS THE REINSURED)

                                       AND

                           GLOBAL PREFERRED RE LIMITED
                   (F/K/A WMA LIFE INSURANCE COMPANY LIMITED)
                                HAMILTON, BERMUDA
                         (REFERRED TO AS THE REINSURER)

                            Effective January 1, 2002

Pursuant to the terms and conditions of this Agreement, Reinsurer shall:

         A. Increase its quota share basis on all policies issued from January 1, 1999 through December 31, 2001, reinsured under this Agreement, from the current ten percent (10%) to fourteen percent (14%).

         B. Increase its quota share basis on all policies issued on or after January 1, 2002, reinsured under this Agreement, from the current ten percent (10%) to fourteen percent (14%).

         C. Cease reinsuring Freedom Wealth Creator annuities sold after December 31, 2001.

Except as expressed herein, all terms, covenants and provisions of this Agreement, as amended, that are not in conflict with the provisions of this Amendment Number 7 shall remain unaltered and in full force and effect.

In Witness Whereof, the Reinsured and the Reinsurer, by their respective officers have executed this amendment in duplicate at the dates and places indicated.


WESTERN RESERVE LIFE ASSURANCE             GLOBAL PREFERRED RE LIMITED
CO. OF OHIO

at St. Petersburg, Florida                 at Duluth, Georgia
   -----------------------------           ---------------------------------
on March 28, 2002                          on March 28, 2002

By: /s/ Larry Kirkland                     By: /s/ Edward McKernan
   -----------------------------           ----------------------------------
Title: Vice President/                     Title:  Chief Executive Officer/
       Managing Actuary                            President

By: /s/Stephanie J. Harder                 By:
    ----------------------------           ----------------------------------
Title:  Staff Actuary                      Title: